UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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CSG SYSTEMS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 17, 2018.  Meeting Information  CSG SYSTEMS INTERNATIONAL, INC.  Meeting Type: Annual Meeting  For holders as of: March 21, 2018  Date: May 17, 2018 Time: 8:00 AM CDT  Location:  Sofitel Chicago Water Tower Hotel  20 East Chestnut Street  Chicago, Illinois 60611  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  E43466-P04415  CSG SYSTEMS INTERNATIONAL, INC.  6175 S. WILLOW DRIVE  GREENWOOD VILLAGE, CO 80111   See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  . XXXX XXXX XXXX XXXX  E43467-P04415  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 3, 2018 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you vote FOR  the following:  1. Election of Directors   Nominees:   1a. Brett C. Griess   1b. Frank V. Sica   1c. James A. Unruh  The Board of Directors recommends you vote FOR proposals 2, 3 and 4.  2. To approve, on an advisory basis, the compensation of our named executive officers.  E43468-P04415  3. To approve the amendment and restatement of the CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan.  4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2018.  NOTE: Any other business that properly comes before the meeting or any adjournment or postponement of the meeting.

E43469-P04415